Exhibit 99.2

SUPPLEMENTAL FINANCIAL INFORMATION

The following document contains supplemental quarterly statistical financial information for the quarter ended December 31, 2003. This document is dated February 11, 2004. Protective does not undertake a duty to update such information after such date.

All per share results are presented on a diluted basis.

Throughout this document, GAAP refers to accounting principles generally accepted in the United States of America. Consolidated and segment operating income excludes net realized investment gains (losses) and the related amortization of deferred policy acquisition costs and gains (losses) on derivative instruments because fluctuations in these items are due to changes in interest rates and other financial market factors instead of mortality and morbidity. Management believes that consolidated and segment operating income (loss) enhances an investor's and the Company’s understanding of the Company’s results of operations by highlighting the income (loss) attributable to the normal, recurring operations of the Company’s business.

As prescribed by generally accepted accounting principles, certain investments are recorded at their market values with the resulting unrealized gains (losses) reduced by a related adjustment to deferred policy acquisition costs, net of income tax, reported as a component of share-owners’ equity. The market values of fixed maturities increase or decrease as interest rates rise or fall. The Company believes that an insurance company’s share-owners’ equity may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income, including unrealized gains (losses) on investments.

The sales statistics given in this document are used by the Company to measure the relative progress of its marketing efforts. These statistics and certain other information reported herein were derived from the Company’s various sales tracking and administrative systems and were not derived from the Company’s financial reporting systems or financial statements. These statistics attempt to measure only one of many factors that may affect future business segment profitability, and therefore are not intended to be predictive of future profitability. Certain reclassifications have been made in the previously reported financial information to make the prior period amounts comparable to those of the current period. Such reclassifications had no effect on previously reported net income or share-owners’ equity.

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PROTECTIVE LIFE CORPORATION                                                                                                                                                     Draft
Quarterly Financial Highlights                                                                                                                                                 2/6/2004
(Dollars in Thousands)                                                                                                                                                          Page 1
(Unaudited)
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                                                                         -------------------------------------------------------------------------------    -------------------------------
                                                                                 4TH QTR        1ST QTR         2ND QTR         3RD QTR         4TH QTR              12 MOS         12 MOS
                                                                                    2002           2003            2003            2003            2003                2002           2003
                                                                         -------------------------------------------------------------------------------    -------------------------------
-------------------------------------------------------------------------
Pretax Operating Income *
-------------------------------------------------------------------------

   Life Marketing                                                                $36,725        $30,635         $46,116         $39,501         $42,905            $125,550       $159,157
   Acquisitions                                                                   26,441         22,772          24,281          24,831          23,266              95,097         95,150
   Annuities                                                                       3,034          3,715           2,991           2,633           4,034              15,694         13,373
   Stable Value Contracts                                                         11,334          9,138          10,098           9,523          10,152              42,272         38,911
   Asset Protection                                                              (31,995)           858         (16,913)          4,015            (720)            (23,378)       (12,760)
   Corporate & Other                                                               3,592          1,344           4,113          (6,752)          2,296               5,643          1,001
                                                                         -------------------------------------------------------------------------------    -------------------------------
Total Pretax Operating Income                                                    $49,131        $68,462         $70,686         $73,751         $81,933            $260,878       $294,832

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Balance Sheet Data
-------------------------------------------------------------------------

  Total GAAP Assets                                                          $21,933,111    $22,748,452     $23,287,560     $23,295,984     $24,573,991
  Share Owners' Equity                                                       $ 1,720,702    $ 1,810,480     $ 2,026,445     $ 1,965,756     $ 2,002,144
  Share Owners' Equity (excluding accumulated other comprehensive income)    $ 1,484,788    $ 1,513,566     $ 1,564,910     $ 1,606,569     $ 1,669,559

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Stock Data
-------------------------------------------------------------------------

  Closing Price                                                                  $ 27.52        $ 28.55         $ 26.75         $ 29.85         $ 33.84             $ 27.52         $33.84
  Average Shares Outstanding
     Basic                                                                    69,959,056     69,956,505      70,004,109      70,091,080      70,079,471          69,923,955     70,033,288
     Diluted                                                                  70,488,160     70,483,448      70,561,795      70,722,885      70,806,034          70,462,797     70,644,642

* "Pretax Operating Income" is a non-GAAP financial measure.  "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating Income" may be compared.
See Page 4 for a reconciliation of "Pretax Operating Income" to "Income Before Income Tax".

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PROTECTIVE LIFE CORPORATION                                                                                                                                                  Draft
GAAP Consolidated Statements Of Income                                                                                                                                      2/6/2004
(Dollars in thousands)                                                                                                                                                       Page 2
(Unaudited)
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                                                                  -----------------------------------------------------------------------------------     ------------------------------
                                                                           4TH QTR          1ST QTR         2ND QTR          3RD QTR         4TH QTR              12 MOS         12 MOS
                                                                              2002             2003            2003             2003            2003                2002           2003
                                                                  -----------------------------------------------------------------------------------     ------------------------------
REVENUES
  Gross Premiums and Policy Fees                                         $ 415,172        $ 387,094       $ 397,652        $ 424,590       $ 460,976         $ 1,561,717    $ 1,670,312
  Reinsurance Ceded                                                       (252,657)        (189,417)       (205,268)        (237,996)       (301,754)           (751,396)      (934,435)
                                                                  -----------------------------------------------------------------------------------     ------------------------------
  Net Premiums and Policy Fees                                             162,515          197,677         192,384          186,594         159,222             810,321        735,877
  Net investment income                                                    268,731          257,701         262,744          248,915         271,428           1,022,953      1,040,788
  RIGL - Derivatives                                                         2,194           (4,880)          4,334           (9,048)         22,144              28,308         12,550
  RIGL - All Other Investments                                                (985)          (1,178)         29,524           27,042           2,676                 910         58,064
  Other income                                                              21,432           25,309          39,981           26,128          18,828             100,196        110,246
                                                                  -----------------------------------------------------------------------------------     ------------------------------
    Total Revenues                                                         453,887          474,629         528,967          479,631         474,298           1,962,688      1,957,525
                                                                  -----------------------------------------------------------------------------------     ------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                         293,601          297,273         304,933          281,693         267,675           1,167,085      1,151,574
  Amortization of deferred policy acquisition costs                         53,495           55,759          64,803           56,241          48,304             267,662        225,107
  Amortization of goodwill                                                       -                -               -                -               -                   -              -
  Other operating expenses                                                  52,355           55,297          58,697           51,872          45,946             222,240        211,812
  Interest on indebtedness                                                  10,796           10,261          11,242           11,033          11,084              40,658         43,620
                                                                  -----------------------------------------------------------------------------------     ------------------------------
    Total Benefits and Expenses                                            410,247          418,590         439,675          400,839         373,009           1,697,645      1,632,113
                                                                  -----------------------------------------------------------------------------------     ------------------------------

INCOME BEFORE INCOME TAX                                                    43,640           56,039          89,292           78,792         101,289             265,043        325,412

  Income tax expense                                                        13,296           18,334          29,916           26,383          33,729              87,688        108,362
                                                                  -----------------------------------------------------------------------------------     ------------------------------
NET INCOME                                                                $ 30,344         $ 37,705        $ 59,376         $ 52,409        $ 67,560           $ 177,355      $ 217,050
                                                                  ===================================================================================     ==============================

PER SHARE DATA FOR QUARTER
  Operating income-diluted *                                                $ 0.48           $ 0.65          $ 0.67           $ 0.70          $ 0.77
  RIGL - Derivatives net of gains related to corp debt and investments       (0.04)           (0.10)          (0.01)           (0.13)           0.16
  RIGL - All Other Investments                                               (0.01)           (0.02)           0.19             0.17            0.02
                                                                  -----------------------------------------------------------------------------------
  Net income-diluted                                                        $ 0.43           $ 0.53          $ 0.85           $ 0.74          $ 0.95
  Average shares outstanding-diluted                                    70,488,160       70,483,448      70,561,795       70,722,885      70,806,034
  Dividends paid                                                            $ 0.15           $ 0.15          $ 0.16           $ 0.16          $ 0.16

PER SHARE DATA FOR YTD
  Operating income-diluted *                                                $ 2.48           $ 0.65          $ 1.32           $ 2.02          $ 2.79              $ 2.48         $ 2.79
  RIGL - Derivatives net of gains related to corp debt and investments        0.05            (0.10)          (0.11)           (0.24)          (0.08)               0.05          (0.08)
  RIGL - All Other Investments                                               (0.01)           (0.02)           0.17             0.34            0.36               (0.01)          0.36
                                                                  -----------------------------------------------------------------------------------     ------------------------------
  Net income-diluted                                                        $ 2.52           $ 0.53          $ 1.38           $ 2.12          $ 3.07              $ 2.52         $ 3.07
  Average shares outstanding-diluted                                    70,462,797       70,483,448      70,522,838       70,590,253      70,644,642          70,462,797     70,644,642
  Dividends paid                                                            $ 0.59           $ 0.15          $ 0.31           $ 0.47          $ 0.63              $ 0.59         $ 0.63

* "Operating Income" is a non-GAAP financial measure.  "Net Income" is a GAAP financial measure to which "Operating Income" may be compared.

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PROTECTIVE LIFE CORPORATION                                                                                                               Draft
GAAP Consolidated Balance Sheets                                                                                                        2/5/2004
(Dollars in thousands)                                                                                                                   Page 3
(Unaudited)
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                                                                  -----------------------------------------------------------------------------------
                                                                           4TH QTR          1ST QTR         2ND QTR          3RD QTR         4TH QTR
                                                                              2002             2003            2003             2003            2003
                                                                  -----------------------------------------------------------------------------------
ASSETS
Fixed maturities                                                      $ 11,664,065     $ 12,146,120    $ 12,504,655     $ 12,452,180    $ 13,355,911
Equity securities                                                           64,523           55,416          56,248           52,460          46,731
Mortgage loans                                                           2,518,152        2,483,630       2,543,013        2,678,360       2,733,722
Investment real estate                                                      20,711           19,485          16,930           16,781          18,126
Policy loans                                                               543,161          536,085         532,981          523,869         502,748
Other long-term investments                                                222,490          227,554         258,897          246,177         249,494
                                                                  -----------------------------------------------------------------------------------
Long-term investments                                                   15,033,102       15,468,290      15,912,724       15,969,827      16,906,732
Short-term investments                                                     448,399          912,999         804,923          582,830         519,419
                                                                  -----------------------------------------------------------------------------------
     Total investments                                                  15,481,501       16,381,289      16,717,647       16,552,657      17,426,151
Cash                                                                       101,953           55,830          91,093          105,019         136,698
Accrued investment income                                                  181,966          196,107         185,300          194,115         189,232
Accounts and premiums receivable                                            61,425           63,186          63,464           55,879          57,944
Reinsurance receivable                                                   2,368,068        2,402,371       2,270,817        2,299,140       2,350,606
Deferred policy acquisition costs                                        1,707,253        1,703,410       1,727,076        1,815,071       1,861,020
Goodwill                                                                    47,312           47,312          47,312           47,312          47,312
Property and equipment, net                                                 41,324           44,279          46,392           45,663          45,640
Other assets                                                               309,791          282,602         278,554          214,499         238,581
Assets Related to Separate Accounts
  Variable Annuity                                                       1,513,824        1,452,098       1,718,478        1,813,738       2,045,038
  Variable Universal Life                                                  114,364          115,591         137,027          148,511         171,408
  Other                                                                      4,330            4,377           4,400            4,380           4,361
                                                                  -----------------------------------------------------------------------------------
     TOTAL ASSETS                                                     $ 21,933,111     $ 22,748,452    $ 23,287,560     $ 23,295,984    $ 24,573,991
                                                                  ===================================================================================

LIABILITIES AND SHARE-OWNERS'EQUITY

LIABILITIES
Policy liabilities and accruals
  Future policy benefits and claims                                    $ 8,248,182      $ 8,416,509     $ 8,626,989      $ 8,752,643     $ 8,951,610
  Unearned premiums                                                        875,956          848,457         782,440          786,396         784,566
Stable value product deposits                                            4,018,552        4,106,685       4,214,470        4,135,212       4,676,531
Annuity deposits                                                         3,697,495        3,714,368       3,636,423        3,538,368       3,480,577
Other policyholders' funds                                                 174,140          172,849         164,840          160,946         158,875
Securities sold under repurchase agreements                                      -                -               -          111,725               -
Other liabilities                                                          697,578        1,175,568         969,069          901,997         855,555
Accrued income taxes                                                         3,186           24,911         (19,843)         (43,154)        (34,261)
Deferred income taxes                                                      242,593          264,342         374,306          362,991         377,990
Debt                                                                       406,110          426,103         436,394          440,344         461,329
Liabilities related to FIN-46                                                    -                -               -                -         400,000
Subordinated Debt Securities                                               215,000          215,000         215,000          215,000         221,650

Minority interest - subsidiaries                                             1,099            1,114           1,122            1,131          16,618
Liabilities related to separate accounts
  Variable annuity                                                       1,513,824        1,452,098       1,718,478        1,813,738       2,045,038
  Variable universal life                                                  114,364          115,591         137,027          148,511         171,408
  Other                                                                      4,330            4,377           4,400            4,380           4,361
                                                                  -----------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                $ 20,212,409     $ 20,937,972    $ 21,261,115     $ 21,330,228    $ 22,571,847
                                                                  -----------------------------------------------------------------------------------

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SHARE-OWNERS' EQUITY
------------------------------------------------------------------
Preferred stock                                                                  -                -               -                -               -
Common stock                                                                36,626           36,626          36,626           36,626          36,626
Additional paid-in capital                                                 408,397          409,007         412,282          412,368         418,351
Treasury stock                                                             (16,402)         (15,631)        (15,578)         (15,558)        (15,275)
Stock Held in Trust                                                         (2,417)          (2,812)         (3,149)          (2,979)         (2,788)
Unallocated ESOP shares                                                     (2,777)          (2,367)         (2,367)          (2,367)         (2,367)
Retained earnings                                                        1,061,361        1,088,743       1,137,096        1,178,479       1,235,012
Accumulated other comprehensive income                                     235,914          296,914         461,535          359,187         332,585
                                                                  -----------------------------------------------------------------------------------
       Total Share-owners' Equity                                        1,720,702        1,810,480       2,026,445        1,965,756       2,002,144
                                                                  -----------------------------------------------------------------------------------

       TOTAL LIABILITIES AND EQUITY                                   $ 21,933,111     $ 22,748,452    $ 23,287,560     $ 23,295,984    $ 24,573,991
                                                                  ===================================================================================

SHARE-OWNERS' EQUITY PER SHARE
Total Share-owners' Equity                                                 $ 25.06          $ 26.28         $ 29.41          $ 28.53         $ 29.02
Excluding accumulated other comprehensive income                           $ 21.62          $ 21.97         $ 22.71          $ 23.31         $ 24.20

Share-owners' Equity (excluding accumulated other comprehensive income)$ 1,484,788      $ 1,513,566     $ 1,564,910      $ 1,606,569     $ 1,669,559

Common shares outstanding                                               68,675,894       68,891,149      68,907,294       68,912,705      68,991,701
Treasury Stock Shares                                                    4,576,066        4,360,811       4,344,666        4,339,255       4,260,259

PROTECTIVE LIFE CORPORATION                                                                                                                                                    Draft
Calculation of Operating Earnings Per Share                                                                                                                                 2/5/2004
(Dollars in thousands)                                                                                                                                                       Page 4
(Unaudited)

                                                                  -----------------------------------------------------------------------------------     ------------------------------
                                                                           4TH QTR          1ST QTR         2ND QTR          3RD QTR         4TH QTR              12 MOS         12 MOS
                                                                              2002             2003            2003             2003            2003                2002           2003
                                                                  -----------------------------------------------------------------------------------     ------------------------------

CALCULATION OF NET INCOME PER SHARE

Net income                                                                $ 30,344         $ 37,705        $ 59,376         $ 52,409        $ 67,560           $ 177,355      $ 217,050

Average shares outstanding-basic                                        69,959,056       69,956,505      70,004,109       70,091,080      70,079,471          69,923,955     70,033,288
Average shares outstanding-diluted                                      70,488,160       70,483,448      70,561,795       70,722,885      70,806,034          70,462,797     70,644,642

Net income per share-basic                                                  $ 0.44           $ 0.54          $ 0.85           $ 0.75          $ 0.96              $ 2.54         $ 3.10
Net income per share-diluted                                                $ 0.43           $ 0.53          $ 0.85           $ 0.74          $ 0.95              $ 2.52         $ 3.07

Income from continuing operations                                         $ 30,344         $ 37,705        $ 59,376         $ 52,409        $ 67,560           $ 177,355      $ 217,050
EPS (basic)                                                                 $ 0.44           $ 0.54          $ 0.85           $ 0.75          $ 0.96              $ 2.54         $ 3.10
EPS (diluted)                                                                 0.43             0.53            0.85             0.74            0.95                2.52           3.07

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - Derivatives                                                        $  2,194         $ (4,880)       $  4,334         $ (9,048)       $ 22,144           $  28,308      $  12,550
Derivative Gains related to Corporate Debt and Investments                  (6,403)          (5,634)         (5,885)          (4,786)         (4,782)            (23,072)       (21,087)
RIGL - All Other Investments                                                  (985)          (1,178)         29,524           27,042           2,676                 910         58,064
Related amortization of DAC                                                   (297)            (731)         (9,367)          (8,167)           (682)             (1,981)       (18,947)
                                                                  -----------------------------------------------------------------------------------     ------------------------------
                                                                            (5,491)         (12,423)         18,606            5,041          19,356               4,165         30,580
Tax effect                                                                   1,922            4,348          (6,512)          (1,764)         (6,775)             (1,458)       (10,703)
                                                                  -----------------------------------------------------------------------------------     ------------------------------
                                                                          $ (3,569)        $ (8,075)       $ 12,094          $ 3,277        $ 12,581           $   2,707       $ 19,877
                                                                  -----------------------------------------------------------------------------------     ------------------------------

RIGL - Derivatives per share-diluted                                       $ (0.04)         $ (0.10)        $ (0.01)         $ (0.13)         $ 0.16             $  0.05         $(0.08)
RIGL - All Other Investments per share-diluted                             $ (0.01)         $ (0.02)         $ 0.19           $ 0.17          $ 0.02             $ (0.01)        $ 0.36

OPERATING INCOME PER SHARE

Net income per share-diluted                                                $ 0.43           $ 0.53          $ 0.85           $ 0.74          $ 0.95              $ 2.52         $ 3.07
RIGL - Derivatives per share-diluted                                         (0.04)           (0.10)          (0.01)           (0.13)           0.16                0.05          (0.08)
RIGL - All Other Investments per share-diluted                               (0.01)           (0.02)           0.19             0.17            0.02               (0.01)          0.36
                                                                  -----------------------------------------------------------------------------------     ------------------------------
Operating income per share-diluted                                          $ 0.48           $ 0.65          $ 0.67           $ 0.70          $ 0.77              $ 2.48         $ 2.79
                                                                  -----------------------------------------------------------------------------------     ------------------------------

NET OPERATING INCOME *

Net income                                                                $ 30,344         $ 37,705        $ 59,376         $ 52,409        $ 67,560           $ 177,355      $ 217,050
RIGL - Derivatives net of tax & gains related to corp debt & investments    (2,736)          (6,834)         (1,008)          (8,992)         11,285               3,403         (5,549)
RIGL - All Other Investments net of tax and amortization                      (833)          (1,241)         13,102           12,269           1,296                (696)        25,426
                                                                  -----------------------------------------------------------------------------------     ------------------------------
Net operating income                                                      $ 33,913         $ 45,780        $ 47,282         $ 49,132        $ 54,979           $ 174,648      $ 197,173
                                                                  -----------------------------------------------------------------------------------     ------------------------------

PRETAX OPERATING INCOME **

Income before income tax                                                  $ 43,640         $ 56,039        $ 89,292         $ 78,792       $ 101,289           $ 265,043      $ 325,412
RIGL - Derivatives                                                           2,194           (4,880)          4,334           (9,048)         22,144              28,308         12,550
Derivative Gains related to Corporate Debt and Investments                  (6,403)          (5,634)         (5,885)          (4,786)         (4,782)            (23,072)       (21,087)
RIGL - All Other Investments                                                  (985)          (1,178)         29,524           27,042           2,676                 910         58,064
Related amortization of DAC                                                   (297)            (731)         (9,367)          (8,167)           (682)             (1,981)       (18,947)
                                                                  -----------------------------------------------------------------------------------     ------------------------------
Pretax operating income                                                   $ 49,131         $ 68,462        $ 70,686         $ 73,751       $  81,933           $ 260,878      $ 294,832
                                                                  -----------------------------------------------------------------------------------     ------------------------------

* "Net Operating Income" is a non-GAAP financial measure.  "Net Income" is a GAAP financial measure to which "Net Operating Income" may be compared.
** "Pretax Operating Income" is a non-GAAP financial measure.  "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating
Income" may be compared.

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PROTECTIVE LIFE CORPORATION                                                                                                   Draft
Invested Asset Summary                                                                                                      2/10/2004
(Dollars in millions)                                                                                                        Page 5
(Unaudited)
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                                                                   ---------------------------------------------------------------------
                                                                         4TH QTR       1ST QTR       2ND QTR      3RD QTR       4TH QTR
                                                                            2002          2003          2003         2003          2003
                                                                   ---------------------------------------------------------------------
-------------------------------------------------------------------
Total Portfolio
-------------------------------------------------------------------

Fixed Income                                                           $11,664.0     $12,146.1     $12,504.7    $12,452.2     $13,355.9
Mortgage Loans                                                           2,518.2       2,483.6       2,543.0      2,678.4       2,733.7
Real Estate                                                                 20.7          19.5          16.9         16.8          18.1
Equities                                                                    64.5          55.4          56.2         52.4          46.7
Policy Loans                                                               543.2         536.1         533.0        523.9         502.8
Short Term Investments                                                     448.4         913.0         804.9        582.8         519.4
Other Long Term Investments                                                222.5         227.6         258.9        246.2         249.5
                                                                   ---------------------------------------------------------------------
  Total Invested Assets                                                $15,481.5     $16,381.3     $16,717.6    $16,552.7     $17,426.1

-------------------------------------------------------------------
Fixed Income
-------------------------------------------------------------------

  Corporate Bonds                                                      $ 5,911.4     $ 6,082.8     $ 6,620.5    $ 6,516.6     $ 6,882.0
  Mortgage Backed Securities                                             4,339.0       4,546.8       4,248.9      4,307.2       4,782.6
  US Govt Bonds                                                             96.5          92.6          95.2         90.8          90.2
  Public Utilities                                                       1,173.4       1,282.3       1,420.3      1,414.2       1,526.9
  States, Municipals and Political Subdivisions                             29.4          25.8          23.6         27.3          27.1
  Preferred Securities                                                       1.8           1.8           2.1          0.7           3.2
  Convertibles and Bonds with Warrants                                     112.5         114.0          94.1         95.4          43.9
                                                                   ---------------------------------------------------------------------
Total Fixed Income Portfolio                                           $11,664.0     $12,146.1     $12,504.7    $12,452.2     $13,355.9

-------------------------------------------------------------------
Fixed Income - Quality
-------------------------------------------------------------------

AAA                                                                        37.7%         37.7%         34.3%        34.9%         36.9%
AA                                                                          5.1%          4.9%          5.1%         5.7%          5.9%
A                                                                          22.0%         21.8%         22.2%        22.8%         22.9%
BBB                                                                        27.7%         27.5%         28.9%        28.3%         26.8%
BB or Less                                                                  7.4%          8.0%          9.5%         8.3%          7.5%
Redeemable Preferred Stock                                                  0.1%          0.1%          0.0%         0.0%          0.0%
                                                                   ---------------------------------------------------------------------
                                                                          100.0%        100.0%        100.0%       100.0%        100.0%

-------------------------------------------------------------------
Mortgage Loans - Type
-------------------------------------------------------------------

Retail                                                                     76.2%         75.7%         76.0%        74.2%         74.7%
Apartments                                                                  7.5%          7.2%          7.2%         8.0%          7.9%
Office Buildings                                                            7.4%          7.8%          7.2%         8.4%          8.0%
Warehouses                                                                  7.4%          7.5%          7.9%         7.9%          8.0%
Miscellaneous                                                               1.5%          1.8%          1.7%         1.5%          1.4%
                                                                   ---------------------------------------------------------------------
                                                                          100.0%        100.0%        100.0%       100.0%        100.0%

-------------------------------------------------------------------
Problem Mortgage Loans
-------------------------------------------------------------------

90 Days Past Due                                                           $ 1.9         $ 1.2         $ 5.2        $ 7.3         $ 1.3
Renegotiated Loans                                                           5.7           5.7           5.7          5.7           5.7
Foreclosures                                                                  13          11.7           8.9          8.8           9.9
                                                                   ---------------------------------------------------------------------
                                                                           $20.6         $18.6         $19.8        $21.8         $16.9

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PROTECTIVE LIFE CORPORATION                                                                                                                                      Draft
Life Marketing and Annuities - Quarterly Earnings Trends                                                                                                        2/5/2004
(Dollars in thousands)                                                                                                                                           Page 6
(Unaudited)
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                                                                          ------------------------------------------------------------------     --------------------------
                                                                               4TH QTR       1ST QTR      2ND QTR      3RD QTR      4TH QTR            12 MOS       12 MOS
                                                                                  2002          2003         2003         2003         2003              2002         2003
                                                                          ------------------------------------------------------------------     --------------------------
INDIVIDUAL LIFE

REVENUES
  Gross Premiums and Policy Fees                                             $ 126,273     $ 128,268    $ 137,150    $ 147,848    $ 156,051         $ 465,292    $ 569,317
  Reinsurance Ceded                                                           (107,043)      (80,223)     (90,880)    (111,140)    (135,537)         (276,323)    (417,780)
                                                                          ------------------------------------------------------------------     --------------------------
  Net Premiums and Policy Fees                                                  19,230        48,045       46,270       36,708       20,514           188,969      151,537
  Net investment income                                                         21,907        22,389       22,674       24,195       23,256            87,237       92,514
  Realized investment gains (losses)                                                 -             -            -            -            -                 -            -
  Other income                                                                  13,277        13,972       16,972       13,613       15,239            55,936       59,796
                                                                          ------------------------------------------------------------------     --------------------------
    Total Revenues                                                              54,414        84,406       85,916       74,516       59,009           332,142      303,847
                                                                          ------------------------------------------------------------------     --------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                              21,908        40,558       30,159       34,982       23,111           116,901      128,810
  Amortization of deferred policy acquisition costs                              7,749        15,237       11,609        5,643        4,254            99,870       36,743
  Amortization of goodwill                                                           -             -            -            -            -                 -            -
  Other operating expenses                                                       5,291        11,739       12,218       12,704        8,736            40,129       45,397
                                                                          ------------------------------------------------------------------     --------------------------
    Total Benefits and Expenses                                                 34,948        67,534       53,986       53,329       36,101           256,900      210,950
                                                                          ------------------------------------------------------------------     --------------------------

INCOME BEFORE INCOME TAX                                                      $ 19,466      $ 16,872     $ 31,930     $ 21,187     $ 22,908          $ 75,242     $ 92,897
                                                                          ==================================================================     ==========================

WEST COAST

REVENUES
  Gross Premiums and Policy Fees                                              $ 72,944      $ 58,279     $ 64,663     $ 71,562     $ 92,610         $ 208,120    $ 287,114
  Reinsurance Ceded                                                            (71,083)      (43,815)     (51,021)     (56,566)     (88,596)         (176,905)    (239,998)
                                                                          ------------------------------------------------------------------     --------------------------
  Net Premiums and Policy Fees                                                   1,861        14,464       13,642       14,996        4,014            31,215       47,116
  Net investment income                                                         32,767        34,149       34,841       34,504       35,230           121,765      138,724
  Realized investment gains (losses)                                                 -             -            -            -            -                 -            -
  Other income                                                                     335             -            9          (43)         199               436          165
                                                                          ------------------------------------------------------------------     --------------------------
    Total Revenues                                                              34,963        48,613       48,492       49,457       39,443           153,416      186,005
                                                                          ------------------------------------------------------------------     --------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                              25,061        34,664       31,717       33,559       25,035           111,323      124,975
  Amortization of deferred policy acquisition costs                              5,569         5,647        7,424        7,145        9,119            17,966       29,335
  Amortization of goodwill                                                           -             -            -            -            -                 -            -
  Other operating expenses                                                     (12,926)       (5,461)      (4,835)      (9,561)     (14,708)          (26,181)     (34,565)
                                                                          ------------------------------------------------------------------     --------------------------
    Total Benefits and Expenses                                                 17,704        34,850       34,306       31,143       19,446           103,108      119,745
                                                                          ------------------------------------------------------------------     --------------------------
INCOME BEFORE INCOME TAX                                                      $ 17,259      $ 13,763     $ 14,186     $ 18,314     $ 19,997          $ 50,308     $ 66,260
                                                                          ==================================================================     ==========================

ACQUISITIONS

REVENUES
  Gross Premiums and Policy Fees                                              $ 77,218      $ 73,063     $ 71,326     $ 71,903     $ 73,614         $ 300,818     $289,906
  Reinsurance Ceded                                                            (27,973)      (18,626)     (18,531)     (17,573)     (21,264)          (76,333)     (75,994)
                                                                          ------------------------------------------------------------------     --------------------------
  Net Premiums and Policy Fees                                                  49,245        54,437       52,795       54,330       52,350           224,485      213,912
  Net investment income                                                         67,508        62,296       62,520       61,004       60,323           252,147      246,143
  Realized investment gains (losses)                                                 -             -            -            -            -                 -            -
  Other income                                                                     395           905        1,542         (329)         522             1,636        2,640
                                                                          ------------------------------------------------------------------     --------------------------
    Total Revenues                                                             117,148       117,638      116,857      115,005      113,195           478,268      462,695
                                                                          ------------------------------------------------------------------     --------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                              73,802        72,619       72,951       72,500       73,698           301,401      291,768
  Amortization of deferred policy acquisition costs                              6,648        10,081        8,474        7,817        6,318            35,245       32,690
  Amortization of goodwill                                                           -             -            -            -            -                 -            -
  Other operating expenses                                                      10,257        12,166       11,151        9,857        9,913            46,525       43,087
                                                                          ------------------------------------------------------------------     --------------------------
    Total Benefits and Expenses                                                 90,707        94,866       92,576       90,174       89,929           383,171      367,545
                                                                          ------------------------------------------------------------------     --------------------------
INCOME BEFORE INCOME TAX                                                      $ 26,441      $ 22,772     $ 24,281     $ 24,831     $ 23,266          $ 95,097     $ 95,150
                                                                          ==================================================================     ==========================

--------------------------------------------------------------------------
PROTECTIVE LIFE CORPORATION                                                                                                                                      Draft
Acquisitions, Stable Value Contracts, and Asset Protection                                                                                                      2/5/2004
Quarterly Earnings Trends  (Dollars in thousands)                                                                                                                Page 8
(Unaudited)
--------------------------------------------------------------------------
                                                                          ------------------------------------------------------------------     --------------------------
                                                                               4TH QTR       1ST QTR      2ND QTR      3RD QTR      4TH QTR            12 MOS       12 MOS
                                                                                  2002          2003         2003         2003         2003              2002         2003
                                                                          ------------------------------------------------------------------     --------------------------
ANNUITIES

REVENUES
  Gross Premiums and Policy Fees                                               $ 5,962       $ 5,883      $ 6,387      $ 6,864      $ 7,131          $ 25,826     $ 26,265
  Reinsurance Ceded                                                                  -             -            -            -            -                 -            -
                                                                          ------------------------------------------------------------------     --------------------------
  Net Premiums and Policy Fees                                                   5,962         5,883        6,387        6,864        7,131            25,826       26,265
  Net investment income                                                         58,223        58,442       57,780       54,660       53,450           220,447      224,332
  RIGL - All Other Investments                                                  (1,324)           27       11,206        8,582        2,918             2,277       22,733
  Other income                                                                   1,922         1,941        2,075        2,368        2,361             8,876        8,745
                                                                          ------------------------------------------------------------------     --------------------------
    Total Revenues                                                              64,783        66,293       77,448       72,474       65,860           257,426      282,075
                                                                          ------------------------------------------------------------------     --------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                              50,193        52,986       51,339       48,385       45,245           186,107      197,955
  Amortization of deferred policy acquisition costs                              5,258         4,386       13,967       13,508        6,335            24,669       38,196
  Amortization of goodwill                                                           -             -            -            -            -                 -            -
  Other operating expenses                                                       7,919         5,910        7,312        7,533        8,010            30,660       28,765
                                                                          ------------------------------------------------------------------     --------------------------
    Total Benefits and Expenses                                                 63,370        63,282       72,618       69,426       59,590           241,436      264,916

                                                                          ------------------------------------------------------------------     --------------------------
INCOME BEFORE INCOME TAX                                                         1,413         3,011        4,830        3,048        6,270            15,990       17,159

Adjustments to Reconcile to Operating Income:
  Less:  RIGL - All Other Investments                                           (1,324)           27       11,206        8,582        2,918             2,277       22,733
  Add back:  Related amortization of deferred policy acquisition costs             297           731        9,367        8,167          682             1,981       18,947
                                                                          ------------------------------------------------------------------     --------------------------
PRETAX OPERATING INCOME *                                                      $ 3,034       $ 3,715      $ 2,991      $ 2,633      $ 4,034          $ 15,694     $ 13,373
                                                                          ==================================================================     ==========================

STABLE VALUE CONTRACTS

REVENUES
  Gross Premiums and Policy Fees                                               $     -       $     -      $     -      $     -      $     -          $      -     $      -
  Reinsurance Ceded                                                                  -             -            -            -            -                 -            -
                                                                          ------------------------------------------------------------------     --------------------------
  Net Premiums and Policy Fees                                                       -             -            -            -            -                 -            -
  Net investment income                                                         62,840        58,532       59,090       56,441       59,041           246,098      233,104
  RIGL - Derivatives                                                             1,363          (661)         940          523          173            (4,073)         975
  RIGL - All Other Investments                                                  (2,314)       (6,041)       3,320        9,222        2,280            (2,988)       8,781
  Other income                                                                       -             -            -            -            -                 -            -
                                                                          ------------------------------------------------------------------     --------------------------
    Total Revenues                                                              61,889        51,830       63,350       66,186       61,494           239,037      242,860
                                                                          ------------------------------------------------------------------     --------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                              49,375        47,765       46,957       45,374       46,469           196,576      186,565
  Amortization of deferred policy acquisition costs                                563           599          519          542          619             2,304        2,279
  Amortization of goodwill                                                           -             -            -            -            -                 -            -
  Other operating expenses                                                       1,568         1,030        1,516        1,002        1,801             4,946        5,349
                                                                          ------------------------------------------------------------------     --------------------------
    Total Benefits and Expenses                                                 51,506        49,394       48,992       46,918       48,889           203,826      194,193
                                                                          ------------------------------------------------------------------     --------------------------
INCOME BEFORE INCOME TAX                                                        10,383         2,436       14,358       19,268       12,605            35,211       48,667

Adjustments to Reconcile to Operating Income:
  Less:  RIGL-Derivatives                                                        1,363          (661)         940          523          173            (4,073)         975
  Less:  RIGL-All Other Investments                                             (2,314)       (6,041)       3,320        9,222        2,280            (2,988)       8,781

                                                                          ------------------------------------------------------------------     --------------------------
PRETAX OPERATING INCOME *                                                     $ 11,334       $ 9,138     $ 10,098      $ 9,523     $ 10,152          $ 42,272     $ 38,911
                                                                          ==================================================================     ==========================

ASSET PROTECTION

REVENUES
  Gross Premiums and Policy Fees                                             $ 119,972     $ 110,409    $ 108,775    $ 117,437    $ 122,958         $ 506,304    $ 459,579
  Reinsurance Ceded                                                            (42,694)      (44,276)     (44,135)     (52,234)     (56,213)         (202,575)    (196,858)
                                                                          ------------------------------------------------------------------     --------------------------
  Net Premiums and Policy Fees                                                  77,278        66,133       64,640       65,203       66,745           303,729      262,721
  Net investment income                                                         10,874         9,834        9,729       10,338        9,300            44,296       39,201
  Realized investment gains (losses)                                                 -             -            -            -            -                 -            -
  Other income                                                                   4,826         6,971       18,167        8,833        8,267            30,867       42,238
                                                                          ------------------------------------------------------------------     --------------------------
    Total Revenues                                                              92,978        82,938       92,536       84,374       84,312           378,892      344,160
                                                                          ------------------------------------------------------------------     --------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                              66,666        40,398       64,295       39,302       45,986           220,341      189,981
  Amortization of deferred policy acquisition costs                             27,366        19,479       22,491       21,354       21,329            86,129       84,653
  Amortization of goodwill                                                           -             -            -            -            -                 -            -
  Other operating expenses                                                      30,941        22,203       22,663       19,703       17,717            95,800       82,286
                                                                          ------------------------------------------------------------------     --------------------------
    Total Benefits and Expenses                                                124,973        82,080      109,449       80,359       85,032           402,270      356,920
                                                                          ------------------------------------------------------------------     --------------------------
INCOME BEFORE INCOME TAX                                                     $ (31,995)     $    858    $ (16,913)     $ 4,015    $    (720)         $(23,378)   $ (12,760)
                                                                          ==================================================================     ==========================

* "Pretax Operating Income" is a non-GAAP financial measure.  "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating
Income" may be compared.

PROTECTIVE LIFE CORPORATION                                                                                                                                      Draft
Corp & Other Segment - Quarterly Earnings Trends                                                                                                                2/5/2004
(Dollars in thousands)                                                                                                                                          Page 10
(Unaudited)
                                                                          ------------------------------------------------------------------     --------------------------
                                                                               4TH QTR       1ST QTR      2ND QTR      3RD QTR      4TH QTR            12 MOS       12 MOS
                                                                                  2002          2003         2003         2003         2003              2002         2003
                                                                          ------------------------------------------------------------------     --------------------------

REVENUES
  Gross Premiums and Policy Fees                                              $ 12,803      $ 11,192      $ 9,351      $ 8,976      $ 8,612          $ 55,357     $ 38,131
  Reinsurance Ceded                                                             (3,864)       (2,477)        (701)        (483)        (144)          (19,260)      (3,805)
                                                                          ------------------------------------------------------------------     --------------------------
  Net Premiums and Policy Fees                                                   8,939         8,715        8,650        8,493        8,468            36,097       34,326
  Net investment income                                                         14,612        12,059       16,110        7,773       30,828            50,963       66,770
  RIGL - Derivatives                                                               831        (4,219)       3,394       (9,571)      21,971            32,381       11,575
  RIGL - All Other Investments                                                   2,653         4,836       14,998        9,238       (2,522)            1,621       26,550
  Other income                                                                     677         1,520        1,216        1,686       (7,760)            2,445       (3,338)
                                                                          ------------------------------------------------------------------     --------------------------
    Total Revenues                                                              27,712        22,911       44,368       17,619       50,985           123,507      135,883
                                                                          ------------------------------------------------------------------     --------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                               6,596         8,283        7,515        7,591        8,131            34,436       31,520
  Amortization of deferred policy acquisition costs                                342           330          319          232          330             1,479        1,211
  Amortization of goodwill                                                           0             0            0            0            0                 0            0
  Other operating expenses                                                      20,101        17,971       19,914       21,667       25,561            71,019       85,113
                                                                          ------------------------------------------------------------------     --------------------------
    Total Benefits and Expenses                                                 27,039        26,584       27,748       29,490       34,022           106,934      117,844
                                                                          ------------------------------------------------------------------     --------------------------
INCOME BEFORE INCOME TAX                                                       $   673      $ (3,673)    $ 16,620    $ (11,871)    $ 16,963          $ 16,573     $ 18,039

Adjustments to Reconcile to Operating Income:
  Less:  RIGL-Derivatives                                                          831        (4,219)       3,394       (9,571)      21,971            32,381       11,575
  Less:  RIGL-All Other Investments                                              2,653         4,836       14,998        9,238       (2,522)            1,621       26,550
  Add back:  Derivative Gains related to Corporate Debt and Investments          6,403         5,634        5,885        4,786        4,782            23,072       21,087
                                                                          ------------------------------------------------------------------     --------------------------
PRETAX OPERATING INCOME *                                                      $ 3,592      $  1,344     $  4,113    $  (6,752)     $ 2,296          $  5,643     $  1,001
                                                                          ==================================================================     ==========================

* "Pretax Operating Income" is a non-GAAP financial measure.  "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating
Income" may be compared.

PROTECTIVE LIFE CORPORATION                                                                                                                                                Draft
Life Marketing and Annuities                                                                                                                                              2/5/2004
(Dollars in thousands)                                                                                                                                                     Page 7
(Unaudited)

                                                                      ----------------------------------------------------------------------------     -------------------------------
                                                                              4TH QTR        1ST QTR        2ND QTR        3RD QTR        4TH QTR               12 MOS         12 MOS
                                                                                 2002           2003           2003           2003           2003                 2002           2003
                                                                      ----------------------------------------------------------------------------     -------------------------------
INDIVIDUAL LIFE

SALES BY PRODUCT
   Term                                                                      $ 19,652       $ 21,904       $ 32,718       $ 35,168       $ 30,666            $  80,850      $ 120,456
   U/L                                                                          8,600          8,609          9,642         10,824         11,619               29,105         40,694
   VUL                                                                          1,605            876          1,105          1,245          1,332                6,700          4,558
                                                                      ----------------------------------------------------------------------------     -------------------------------
         Total                                                               $ 29,857       $ 31,389       $ 43,465       $ 47,237       $ 43,617            $ 116,655      $ 165,708
                                                                      ----------------------------------------------------------------------------     -------------------------------

SALES BY DISTRIBUTION
   RSM System                                                                $ 10,006       $ 10,622       $ 12,382       $ 13,252       $ 13,951            $  39,198      $  50,207
   Empire General                                                              12,026         14,307         22,672         26,081         21,678               47,126         84,738
   Stockbrokers                                                                 4,887          4,500          6,746          6,634          7,053               18,160         24,933
   Direct Response                                                              2,567          1,950          1,665          1,272            936               11,503          5,823
     All Other                                                                    371             10              0             (2)            (1)                 668              7
                                                                      ----------------------------------------------------------------------------     -------------------------------
             Total                                                           $ 29,857       $ 31,389       $ 43,465       $ 47,237       $ 43,617            $ 116,655      $ 165,708
                                                                      ----------------------------------------------------------------------------     -------------------------------

WEST COAST

SALES BY PRODUCT
   Term                                                                      $ 19,305       $ 19,306       $ 20,276       $ 21,204       $ 24,093            $  65,430      $  84,879
   U/L                                                                         14,493          7,627         11,004          9,274         11,153               42,052         39,058
                                                                      ----------------------------------------------------------------------------     -------------------------------
         Total                                                               $ 33,798       $ 26,933       $ 31,280       $ 30,478       $ 35,246            $ 107,482      $ 123,937
                                                                      ----------------------------------------------------------------------------     -------------------------------

SALES BY DISTRIBUTION
   BGA                                                                       $ 22,781       $ 22,420       $ 24,362       $ 26,346       $ 28,845            $  84,678      $ 101,973
   BOLI                                                                        11,017          4,513          6,918          4,132          6,401               22,804         21,964
                                                                      ----------------------------------------------------------------------------     -------------------------------
      Total                                                                  $ 33,798       $ 26,933       $ 31,280       $ 30,478       $ 35,246            $ 107,482      $ 123,937
                                                                      ----------------------------------------------------------------------------     -------------------------------

ANNUITIES

SALES
    Variable Annuity                                                         $ 78,348      $ 102,525       $ 94,336      $  87,459       $ 66,270            $ 324,507      $ 350,590
    Immediate Annuity                                                          22,934         26,839         26,092         12,709         16,379              100,209         82,019
    Fixed Annuity                                                              50,156         49,529         21,326          3,239          7,403              528,158         81,497
                                                                      ----------------------------------------------------------------------------     -------------------------------
      Total                                                                 $ 151,438      $ 178,893      $ 141,754      $ 103,407       $ 90,052            $ 952,874      $ 514,106
                                                                      ----------------------------------------------------------------------------     -------------------------------

EARNINGS BEFORE INCOME TAX
    Variable Annuity                                                          $  (318)       $  (211)       $  (123)       $   232        $   672             $    859       $    570
    Fixed Annuity                                                               3,352          3,926          3,114          2,401          3,362               14,835         12,803
                                                                      ----------------------------------------------------------------------------     --------------------------------
      Total                                                                   $ 3,034        $ 3,715        $ 2,991        $ 2,633        $ 4,034             $ 15,694       $ 13,373
                                                                      ----------------------------------------------------------------------------     -------------------------------

DEPOSIT BALANCE
    VA Fixed Annuity                                                       $  321,586     $  363,741     $  357,937     $  334,644     $  305,203           $  321,586     $  305,203
    VA Sep Acct Annuity                                                     1,397,586      1,366,633      1,611,964      1,714,999      1,940,877            1,397,586      1,940,877
                                                                      ----------------------------------------------------------------------------     -------------------------------
           Sub-total                                                        1,719,172      1,730,374      1,969,901      2,049,643      2,246,080            1,719,172      2,246,080
    Fixed Annuity                                                           2,986,596      3,005,278      2,989,964      2,904,016      2,900,002            2,986,596      2,900,002
                                                                      ----------------------------------------------------------------------------     -------------------------------
      Total                                                                $4,705,768     $4,735,652     $4,959,865     $4,953,659     $5,146,082           $4,705,768     $5,146,082
                                                                      ----------------------------------------------------------------------------     -------------------------------

PROTECTIVE LIFE CORPORATION                                                                                                                                                Draft
Stable Value Contracts and Asset Protection Data                                                                                                                          2/5/2004
(Dollar in thousands unless otherwise noted)                                                                                                                               Page 9
(Unaudited)

                                                                      ----------------------------------------------------------------------------     -------------------------------
                                                                              4TH QTR        1ST QTR        2ND QTR        3RD QTR        4TH QTR               12 MOS         12 MOS
                                                                                 2002           2003           2003           2003           2003                 2002           2003
                                                                      ----------------------------------------------------------------------------     -------------------------------
STABLE VALUE CONTRACTS

SALES (millions)
    GIC                                                                         $  91          $ 219          $  30          $  25          $   1              $   267        $   275
    GFA                                                                           300            225            100            100            908                  888          1,333
                                                                      ----------------------------------------------------------------------------     -------------------------------
       Total                                                                    $ 391          $ 444          $ 130          $ 125          $ 909              $ 1,155        $ 1,608
                                                                      ----------------------------------------------------------------------------     -------------------------------

DEPOSIT BALANCE (thous)
        Total                                                              $3,930,668     $3,999,054    $ 4,071,061    $ 4,010,185     $4,520,956           $3,930,668     $4,520,956

OPERATING SPREAD                                                                1.12%          0.93%          1.01%          0.95%          0.95%                1.07%          0.96%

                                                                      ----------------------------------------------------------------------------     -------------------------------
                                                                              4TH QTR        1ST QTR        2ND QTR        3RD QTR        4TH QTR               12 MOS         12 MOS
                                                                                 2002           2003           2003           2003           2003                 2002           2003
                                                                      ----------------------------------------------------------------------------     -------------------------------

ASSET PROTECTION

SALES
    Credit                                                                  $  37,990      $  45,642      $  51,168      $  53,418      $  48,024            $ 177,722      $ 198,252
    Service Contracts                                                          40,729         38,709         53,869         59,421         52,811              195,803        204,810
    Other                                                                      34,627         23,552         30,313         22,601         12,309              116,757         88,775
                                                                      ----------------------------------------------------------------------------     -------------------------------
             Total                                                          $ 113,346      $ 107,903      $ 135,350      $ 135,440      $ 113,144            $ 490,282      $ 491,837
                                                                      ----------------------------------------------------------------------------     -------------------------------